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                                                                   Exhibit 24.1

                               POWER OF ATTORNEY

                     THE GAP, INC. REGISTRATION STATEMENT

   Each of the undersigned directors of The Gap, Inc. does hereby appoint Millard S. Drexler, Anne B. Gust and John M. Lillie, and each of them with power to act alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for The Gap, Inc. and any and all amendments thereto (including post-effective amendments) filed under the Securities Act of 1933, as amended, or otherwise, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned director has signed his or her name hereto as of this 2nd day of May, 2002.


                           /S/  ADRIAN D.P. BELLAMY
                           -------------------------
                              Adrian D.P. Bellamy

                            /S/  MILLARD S. DREXLER
                           -------------------------
                              Millard S. Drexler

                             /S/  DONALD G. FISHER
                           -------------------------
                               Donald G. Fisher

                             /S/  DORIS F. FISHER
                           -------------------------
                                Doris F. Fisher

                             /S/  ROBERT J. FISHER
                           -------------------------
                               Robert J. Fisher

                            /S/  GLENDA A. HATCHETT
                           -------------------------
                              Glenda A. Hatchett

                              /S/  STEVEN P. JOBS
                           -------------------------
                                Steven P. Jobs

                              /S/  JOHN M. LILLIE
                           -------------------------
                                John M. Lillie

                                /S/  ARUN SARIN
                           -------------------------
                                  Arun Sarin

                            /S/  CHARLES R. SCHWAB
                           -------------------------
                               Charles R. Schwab

                           /S/  MAYO A. SHATTUCK III
                           -------------------------
                             Mayo A. Shattuck III